Exhibit 99.1

Keypath Education International, Inc.
ARBN: 649 711 026
ASX code: KED
www.keypathedu.com

ASX ANNOUNCEMENT – AUGUST 30, 2024

MERGER TIMETABLE

Keypath Education International, Inc. (Keypath or the Company) (ASX: KED) refers to the upcoming special meeting of stockholders to be held at 9.00am on September 5, 2024 (AEST) for the purpose of voting on a proposal to adopt the merger agreement with an affiliate of Sterling Partners (Buyer) dated May 23, 2024 (Merger Agreement) and other matters relating to the merger transaction (Merger).

Keypath expects its CDIs to enter into a trading halt for the duration of the special meeting of stockholders. If the Merger is approved, Keypath will announce the results of the meeting and immediately request ASX to suspend trading of Keypath CDIs, so that no trading of Keypath CDIs occurs on or after September 5, 2024.

If the Merger is approved, expected Key Dates are summarised in the table below. If the Merger is not approved, Keypath will request ASX to lift its trading halt.

Date (AEST)	Event
September 4, 2024	Last day of trading of Keypath CDIs
September 5, 2024

Keypath CDIs to enter trading halt.

Special meeting of stockholders of Keypath (9.00am Australian Eastern Standard Time “AEST”) (September 4, 2024 at 6:00 p.m. Central Daylight Time (“CDT”)).

If the Merger is approved, Keypath CDIs to be suspended from trading.

September 11, 2024	Certificate of Merger to be filed with the Secretary of State of the State of Delaware, to be effective on or about 9:00 am September 10, 2024 (CDT), being on or about midnight commencing September 11, 2024 (AEST) (Effective Time), which results in the consummation/completion of the Merger. CDI Holders on the register as at the Effective Time will be entitled to the merger consideration.
September 11, 2024	Keypath to be delisted from ASX.
On or around September 18, 2024	Buyer to pay Merger consideration.

These dates and times are indicative only and, among other things, are subject to the satisfaction or waiver (where capable of waiver) of the closing conditions to the Merger Agreement. Any variation to these dates and times will be announced to ASX.

IMPORTANT REMINDERS

Keypath reminds its stockholders that the Merger cannot be completed unless the Merger Agreement is adopted by the affirmative vote of the holders of both:

(i)	at least a majority of the outstanding shares of Keypath’s common stock entitled to vote thereon (including the shares of common stock underlying the CDIs) (which vote is assured due to the agreement of the Majority Stockholder (as defined in the Merger Agreement) to vote in favor of such adoption), and

(ii)	at least a majority of the outstanding shares of common stock (including the shares of common stock underlying the CDIs) entitled to vote thereon held by the Unaffiliated Stockholders (as defined in the Merger Agreement).

Keypath also reminds its stockholders that a failure to vote their shares of common stock or CDIs in a timely manner (or failure to submit voting instructions to their brokers, bank or other nominee, in the case of Keypath CDIs that are held in “street name” in a timely manner) or marking “ABSTAIN” on the CDI Voting Instruction Form will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement (and a vote “AGAINST” the adjournment proposal, if such vote if necessary or appropriate).

CDI Voting instructions will only be valid and accepted by CHESS Depositary Nominees Pty Ltd (“CDN”) if they are signed and received (whether submitted online, by mail or via fax) no later than 10:00am (AEST) on Tuesday, September 3, 2024 (7:00pm (CDT) on Monday, September 2, 2024).

This release has been authorised for lodgement by the Keypath board of directors.

Further Information

Investor Contact

Malcolm McNab
Director of Investor Relations
malcolm.mcnab@keypathedu.com.au
+61 3 9081 8945

About Keypath

Founded in 2014, Keypath is a global, market-leading edtech company in the online program management (OPM) market. In collaboration with its university partners, Keypath delivers career-relevant, technology-enabled online higher education programs with the goal of preparing students for the future of work. The suite of services Keypath provides to its university partners includes designing, developing, launching, marketing, and managing online programs. Keypath also undertakes market research and provides student recruitment, support and placement services. The services Keypath provides are underpinned by KeypathEDGE, its integrated technology and data platform. Keypath has approximately 700 employees with operations in Australia, the United States, Canada, the UK, Malaysia and Singapore.

Forward Looking Statements

This announcement contains forward-looking statements. Forward-looking statements may include statements regarding Keypath’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Keypath’s expectations with respect to the financial and operating position or performance of its business, its capital position and future growth. Forward-looking statements are based on assumptions and contingencies that are subject to change without notice and are not guarantees of future performance. They involve known and unknown risks, uncertainties and other important factors, many of which are beyond the control of Keypath, its directors and management and which may cause actual outcomes to differ materially from those expressed or implied in this announcement, including (but not limited to): (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to consummate the merger due to the failure to obtain stockholder approval for the adoption of the Merger Agreement (including the affirmative vote of at least the majority of the outstanding shares of Common Stock (including the shares of Common Stock underlying the CDIs) held by the unaffiliated stockholders) or the failure to satisfy other conditions to completion of the proposed transaction, (3) risks related to the disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (4) the proposed merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee by the Company to the buyer, (5) limitations placed on the Company’s ability to operate its business under the Merger Agreement, (6) risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger, (7) the effect of the announcement and pendency of the proposed transaction on the Company’s relationships with its customers and suppliers and on its business generally and (8) the other factors described in the Company’s filings with the SEC, including, but not limited to, the factors discussed under the heading “Risk Factors” in such filings. Forward-looking statements should be read in conjunction with, and are qualified by reference to, information in this announcement or previously released by Keypath to ASX and the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which are provided for illustrative purposes only and are not necessarily a guide to future performance. No representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, and to the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements is disclaimed, and except as required by law or regulation (including the ASX Listing Rules and SEC rules), Keypath undertakes no obligation to update any forward-looking statements. Keypath also notes that past performance may not be a reliable indicator of future performance.

Restriction on Purchases of CDIs by U.S. Persons

Keypath is incorporated in the U.S. State of Delaware and none of its securities have been registered under the U.S. Securities Act of 1933 or the laws of any state or other jurisdiction in the United States. Trading of Keypath’s CHESS Depositary Interests (CDIs) on the Australian Securities Exchange (ASX) is not subject to the registration requirements of the U.S. Securities Act in reliance on Regulation S under the U.S. Securities Act and a related ‘no action’ letter issued by the U.S. Securities and Exchange Commission to the ASX in 2000. As a result, the CDIs are “restricted securities” (as defined in Rule 144 under the U.S. Securities Act) and may not be sold or otherwise transferred except in transactions exempt from, or not subject to, the registration requirements of the U.S. Securities Act. For instance, U.S. persons who are qualified institutional buyers (QIBs, as defined in Rule 144A under the U.S. Securities Act) may purchase CDIs in reliance on the exemption from registration provided by Rule 144A. To enforce the transfer restrictions, the CDIs bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to U.S. persons excluding QIBs. In addition, hedging transactions with regard to the CDIs may only be conducted in compliance with the U.S. Securities Act.

Additional Information about the Proposed Transaction

The information contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. In connection with the proposed merger transaction, the Company filed the Definitive Proxy and other relevant documents, including a form of CDI Voting Instruction Form, with the SEC on August 8, 2024 and have been mailed or otherwise furnished such filing and related documents to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The Company’s stockholders also may obtain these documents, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) and the Company’s website (www.keypathedu.com). In addition, stockholders may obtain these documents, without charge, by contacting the Company at the following address and/or telephone number:

1501 Woodfield Rd., Suite 204N

Schaumburg, IL

Attention: General Counsel

Telephone: (224) 419-7988

Participants in the Proposed Transaction

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and other relevant documents when they are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

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